**************************************************************************
Household Finance Corporation
HRSI Funding, Inc.                                                    Dec-96
Household Private Label Credit Card Master Trust II, Series 1994-1 21-Jan-97
***************************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                                 7.047%
   Annualized Gross Cash Yield                                                 19.405%
   Annualized Default Rate                                                      6.048%
   Annualized Portfolio Yield                                                  13.358%

Delinquency status of accounts:                             (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                                        53,983,716.83
   30 - 59 days (Del Stat 1) (%)                                                 3.93%
   60 - 89 days (Del Stat 2) ($)                                        26,938,177.96
   60 - 89 days (Del Stat 2) (%)                                                 1.96%
   90+ days (Del Stat 3+)($)                                            91,095,676.06
   90+ days (Del Stat 3+)(%)                                                     6.64%
        Total ($)                                                      172,017,570.85
        Total (%)                                                               12.53%

Collections
   Principal (discount applied)                                         71,240,126.14
   Finance Charge & Fees (discount applied)                             20,267,572.53
   Other                                                                         0.00
   Allocated Recoveries                                                    729,929.49
   Total                                                                92,237,628.16

Aggregate Principal Shortfalls for Group 1                                       0.00

Adjustment Payments                                                              0.00
Transfer Deposit Amount                                                          0.00

Charge-Off Activity
   Defaulted Receivables                                                 6,544,000.25
   Defaulted Receivables Repurchased Pursuant to Article 2.07                    0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                    0.00
   Defaulted Amount                                                      6,544,000.25

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collections       2,596,883.16
Investor Defaulted Amount                                                  862,642.66
Series Adjusted Portfolio Yield                                                12.158%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                                72.1600000%
Fixed Class A Invested Percentage                                          82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]                           610,729.17
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                         0.00
Class A Additional Interest (Due) [Section 4.08(a)]                              0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                      0.00
Class A Investor Default Amount                                            622,482.94
Allocable Servicing Fee (Due) [Section 3]                                  285,274.62
Previously unpaid Allocable Servicing Fee                                        0.00

Class A Required Amount [Section 4.10 (a)]                                       0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)            0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                   0.00
     From Subordinated Principal Collections [Section 4.15(a)]                   0.00
     Total ("Funded Class A Required Amount")                                    0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]        1,873,910.89
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                  355,424.16
Funded Class A Required Amount                                                   0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicin            0.00
Total Available for Class A Invested Percentage Allocations              1,518,486.73

Class A Monthly Interest (Paid)                                            610,729.17
Overdue Class A Monthly Interest (Paid)                                          0.00
Class A Additional Interest (Paid)                                               0.00
Overdue Class A Additional Interest (Paid)                                       0.00
Reimb. of Class A Investor Default Amount (Paid)                           622,482.94
Allocable Servicing Fee (Paid)                                             285,274.62
Previously unpaid Allocable Servicing Fee (Paid)                                 0.00

Class A Interest Shortfall                                                       0.00
Class A Additional Interest Shortfall                                            0.00

*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                                15.8400000%
Fixed Class B Invested Percentage                                           6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]                           141,562.50
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                         0.00
Class B Additional Interest (Due) [Section 4.08(b)]                              0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                      0.00
Class B Investor Default Amount                                            136,642.60

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest                  0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                              0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                    0.00
     From Subordinated Principal Collections allocable to the Collate            0.00
     Total Funded                                                                0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                        136,642.60
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                    0.00
     From Subordinated Principal Collections allocable to the Collate            0.00
     Total Funded                                                          136,642.60

Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]          411,346.29
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                  269,783.79
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:                 0.00
Funded Class B Default Amount                                              136,642.60
Total Available for Class B Floating Allocations                           278,205.10

Class B Monthly Interest (Paid)                                            141,562.50
Overdue Class B Monthly Interest (Paid)                                          0.00
Class B Additional Interest (Paid)                                               0.00
Overdue Class B Additional Interest (Paid)                                       0.00
Reimbursement Class B Investor Default Amount (Paid)                       136,642.60

Class B Interest Shortfall                                                       0.00
Class B Addtional Interest Shortfall                                             0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                                             12.0000000%
Fixed Collateral Invested Percentage                                       12.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c)]                        100,674.70
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                      0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                           0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                   0.00
Collateral Investor Default Amount                                         103,517.12

Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)      311,625.98
Amount that constitutes Excess FC&A [Section 4.11(b-1)]                    311,625.98
From Excess Reallocated FC&A to Fund Collateral Investor Default Amou      103,517.12
Total Available for Collateral Invested Percentage Allocations             103,517.12

Collateral Monthly Interest (Paid)                                         100,674.70
Overdue Collateral Monthly Interest (Paid)                                       0.00
Collateral Additional Interest (Paid)                                            0.00
Overdue Collateral Additional Interest (Paid)                                    0.00
Reimbursement of Collateral Default Amount (Paid)                          103,517.12

Collateral Interest Shortfall                                                    0.00
Collateral Additional Interest Shortfall                                         0.00

Series 1994-1 Monthly Interest
    Collateral Rate Cap                                                     6.6445300%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)              100,674.70
    Series 1994-1 Monthly Interest                                         852,966.37

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]                355,424.16
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]                269,783.79
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)]      311,625.98
         Total                                                             936,833.93
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                       0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13            0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                                 0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.      136,642.60
    Allocated to reimburse Class B Invested Amount reductions [Sectio            0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]             100,674.70
    Allocated to unpaid Allocated Servicing Fee from previous periods            0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(h)]      103,517.12
    Allocated to reimburse Collateral Invested Amount reductions [Sec            0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]                   0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(k)]       595,999.51

Subordinated Principal Collections [Section 4.15]                        5,727,939.42
   Allocated to Class A Required Amount [Section 4.15(a)]                        0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                                 0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.            0.00


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount                                       0.00
    Accumulation Period Amount                                       N/A
    Accumulation Period Length                                       N/A
         Accumulation Period?                                        NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test          Not Triggered
   Other Amortization Events                                         Not Triggered
Transaction Period                                                   CONT. AMORT.

Principal Allocation Percentage                                            57.7609731%

Available Investor Principal Collections
     Investor Principal Collections                                     18,864,681.17
     Subordinated Principal Collections                                          0.00
     Series Allocable Miscellaneous Payments                                     0.00
     Series 1994-1 Excess Principal Collections                          7,682,180.49
     [Subordinated Series Reallocated Principal Collections]                     0.00
  Available Investor Principal Collections                              26,546,861.66

Collateral Principal Collections                                         2,572,456.52

Class A Controlled Amortization Amount                                  25,625,000.00
Class A Controlled Distribution Amount                                  25,625,000.00
Class A Monthly Principal (Due) [Section 4.09(a)]                       25,625,000.00
Class A Monthly Principal (Paid)                                        25,625,000.00
Class A Deficit Controlled Amortization Amount                                   0.00

Total Available to Pay Class B Monthly Principal                           921,861.66
Class B Controlled Amortization Amount                                           0.00
Class B Controlled Distribution Amount                                           0.00
Class B Monthly Principal (Due) [Section 4.09(b)]                                0.00
Class B Monthly Principal (Paid)                                                 0.00
Class B Deficit Controlled Amortization Amount                                   0.00

Available Investor Prin. Collecions (after paying A &B)                    921,861.66

Collateral Monthly Principal (Due) [Section 4.09(c)]                     3,494,318.19
Collateral Monthly Principal (Paid)                                      3,494,318.18

Series 1994-1 Principal Shortfall                                        7,682,180.49
Trust Excess Principal Collections                                               0.00


*** Funding Accounts ***

Principal Funding Account deposit                                                0.00
Withdraw of Funded Deficit Controlled Amortization Amount                        0.00
Withdraw of Excess (Paid to Seller)                                              0.00
Principal Funding Account Balance                                                0.00

Funded Deficit Controlled Amortization Amount                                    0.00

[ Class B Principal Funding Account deposits                                     0.00
 Principal Distributed to Class B Certificateholders                             0.00
 Class B Principal Funding Account Balance                           N/A

 Class A Interest Payment/Deposit
   from Collection Account                                                 610,729.17
   from Principal Funding Account                                                0.00
   Paid to Class A Certificateholders                                      610,729.17
   Interest Funding Account Balance                                              0.00

 Class B Interest Payment/Deposit
   from Collection Account                                                 141,562.50
   from Principal Funding Account                                                0.00
   Paid to Class B Certificateholders                                      141,562.50
   Interest Funding Account Balance]                                             0.00

Class A Investor Charge-Offs                                                     0.00
Reimbursement of Class A Investor Charge-Offs                                    0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                             0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                    0.00
Class B Investor Charge-Offs                                                     0.00
Reimbursement of Class B Investor Charge-Offs                                    0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions              0.00

Reduction of the Collateral Invested Amount (Other than Collateral CO            0.00
Collateral Charge-Offs                                                           0.00
Reimbursement of Collateral Invested Amount reductions                           0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                    0.00
Previous month's ending Collateral Invested Amount                      17,045,454.55
Current Month's ending Collateral Invested Amount                       13,551,136.37

Unpaid current Allocated Servicing Fee                                           0.00
Reimbursement of unpaid Allocated Servicing Fee                                  0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                             0.00

Total Distributions to Class A, B, CIA  (principal and interest and d   30,834,927.21

*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                       1,110,429,993.16
Average Principal outstanding based upon additional accounts         1,298,454,579.61
Principal Receivables outstanding [End of Month]                     1,254,885,329.03
Finance Charge and Administrative Receivables outstanding              117,933,954.18

Class A Invested Amount                                                 76,875,000.00
Class B Invested Amount                                                 22,500,000.00
Collateral Invested Amount                                              13,551,136.37
Invested Amount                                                        112,926,136.37

Series Adjusted Invested Amount                                        375,000,000.00
    Revolving or Accumulation Period                                   375,000,000.00
    Controlled Amortization  Period                                    375,000,000.00
        Seller Specified Numerator                                               0.00
        125% Amount                                                              0.00
    Early Amortization  Period                                       N/A

Series Required Seller Amount                                           37,500,000.00
Required Collateral Amount                                              13,551,136.36
Available Collateral Amount                                             13,551,136.37

Class A Certificate Balance                                             76,875,000.00
Class B Certificate Balance                                             22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                                 0.00
   Deposit of Excess Collections                                                 0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                                0.00
      To reimburse Class A Investor Charge-Offs                                  0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                                                 0.00
      To fund the Class B Investor Default Amount                                0.00
      To reimburse Class B Invested Amount reductions                            0.00
             Total                                                               0.00
   Deposit of Collateral Monthly Principal                               3,494,318.18
   Net Available                                                         3,494,318.18
   Required Cash Collateral Amount                                              (0.01)
   Collateral Surplus                                                    3,494,318.19
   Cash Collateral Account Surplus                                       3,494,318.18
   End Balance                                                                   0.00

Collateral Surplus (Prime)                                                       0.00
Cash Collateral Account Surplus (Prime)                                          0.00


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
     Available Funds
                    Collateral Interest (Libor + 1.00%)                    100,674.70
                     Excess from allocation model                          595,999.51
                     Earnings on Cash Collateral Account                         0.00
                     Earnings on Spread Account, principal retention,            0.00
     Available Non-Principal Funds                                         696,674.21
     Available Principal Funds                                           3,494,318.18

Interest Due on the CA Investor Principal Balance (rate in fee letter       91,583.79
Fees, expenses and other amounts due                                             0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section 2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]                       91,583.79
          Payment of CA Investor Charge-offs [CA Section 2.10(a)(ii)]            0.00
          Payment of fees, expenses and other amounts [CA Section 2.1            0.00
          Payment to reduce CA Investor Princ. Bal. to Target Amount,            0.00
          Deposit to Non-Principal Retention Account [CA Section 2.10            0.00
          Allocated to cover the Spread Account Deficiency [CA Sectio            0.00
          Remaining Funds to be Paid to HRSI Funding (CA Residual Int      605,090.42

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA Section    3,494,318.18
          Payment cover remaining CA Investor Charge-offs [CA Section            0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA Sec
               Payment of unpaid Interest                                        0.00
               Payment of unpaid CA Investor Charge-offs                         0.00
               Payment of unpaid fees, expenses and other amounts                0.00
          Deposit to the Principal Retention Account (during early am            0.00
          Remaining Funds to be Paid to HRSI Funding (CA Residual Int            0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest                                                    0.00
          Payment of CA Investor Charge-offs                                     0.00
          Payment of fees, expenses and other amounts                            0.00
          Payment to reduce CA Investor Princ. Balance to Target Amou            0.00
          Excess Spread Amount over Spread Cap                                   0.00

Current Excess Spread                                                      605,090.42
Monthly Excess Spread Percentage                                                 5.11%
Bi-Monthly Excess Spread Percentage                                              6.55%
Quarterly Excess Spread Percentage                                               7.15%
Semi-Annual Excess Spread Percentage                                             8.33%
CA Investor Interest                                                    17,045,454.55
CA Investor Target Invested Amount                                      13,551,136.37
CA Investor Principal Balance                                           13,551,136.37
CA Investor Invested Amount                                             13,551,136.37
CA Investor Charge-offs                                                          0.00
CA Investor Percentage (after dist. this month)                                100.00%

CA Residual Interest (after dist. this month)                                    0.00
CA Residual Invested Amount (after dist. this month)                             0.00
CA Residual Target                                                               0.00

Spread Account
     Overall Spread Account Cap                                                  0.00
          Merchant Concentration Spread Account Cap                              0.00
          Quarterly Excess Spread Cap                                            0.00
     Spread Account Withdrawls                                                   0.00
     Spread Account Deposits - calculated                                        0.00
     Spread Account Amount - calculated                                          0.00
     Spread Account Deficiency                                                   0.00

    Spread Account Amount (actual deposit/withdrawal  based on old model)
   Cumulative Difference between Actual Deposit/Withdrawal and What S
   Spread Account Deposit/Withdrawal  Adjustment
   Spread Account Amount (based on old incorrect model)
     Principal Retention Account                                                 0.00
     Non-Principal Retention Account                                             0.00


************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1  21-Jan-97
*************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                85.319444
   2. Principal distribution per $1,000 interest                            83.333333
   3. Interest distribution per $1,000 interest

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                             92,237,628.16
      (b) Collections of Finance Charge & Administrative Receivables    20,997,502.02
      (c) Collections of Principal                                      71,240,126.14

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                      72.1600000%
      (b) Principal Allocation Percentage                                  57.7609731%

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                          0.000000
      (b) Total amount on deposit in Principal
          Funding Account                                                    0.000000

   4. Delinquent Balances                           (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                              53,983,716.83
                                    (%)                                          3.93%
      (b) 60 - 89 days (Del Stat 2) -- ($)                              26,938,177.96
                                     (%)                                         1.96%
      (c) 90+ days (Del Stat 3+) -- ($)                                 91,095,676.06
                                               (%)                               6.64%

   5. Class A Investor Default Amount                                      622,482.94


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                               0.00
      (b) The amount of Item 6(a) per $1,000 interest                            0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                                   0.00
      (d) The amount of Item 6(c) per $1,000 interest                            0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                     0.00

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                             285,274.62

   8. Deficit Controlled Amortization Amount for such Payment Date               0.00

C. Class A Pool Factor                                                    0.250000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                    1,254,885,329.03

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period          117,933,954.18

E. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date         22,500,000.00

   2. Available Collateral Invested Amount as of the end of the Payme   13,551,136.37

****************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1
***************************************************************************

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                6.2916667
   2. Principal distribution per $1,000 interest                            0.0000000
   3. Interest distribution per $1,000 interest                             6.2916667

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                             92,237,628.16
      (b) Collections of FC&A                                           20,997,502.02
      (c) Collections of Principal                                      71,240,126.14

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                      15.8400000%
      (b) Principal Allocation Percentage                                  57.7609731%

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                            NA
      (b) Total amount on deposit in Principal
          Funding Account                                                          NA

   4. Delinquent Balances                       (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                              53,983,716.83
                                    (%)                                          3.93%
      (b) 60 - 89 days (Del Stat 2) -- ($)                              26,938,177.96
                                     (%)                                         1.96%
      (c) 90+ days (Del Stat 3+) -- ($)                                 91,095,676.06
                                               (%)                               6.64%

   5. Class B Investor Default Amount                                      136,642.60


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                           0.00
      (b) The amount of Item 6(a) per $1,000 interest                            0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                              0.00
      (d) The amount of Item 6(c) per $1,000 interest                            0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                     0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                    0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                           0.00%

   8. Available Collateral Invested Amount                              13,551,136.37

   9. Deficit Controlled Amortization Amount for such Payment Date               0.00

C. Class B Pool Factor                                                     1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                    1,254,885,329.03

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period          117,933,954.18





***************************************************************************
Household Finance Corporation
HRSI Funding, Inc.                                                    Dec-96
Household Private Label Credit Card Master Trust II, Series 1994-2  21-Jan-97
****************************************************************************

*** Trust Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                                 7.047%
   Annualized Gross Cash Yield                                                 19.405%
   Annualized Default Rate                                                      6.048%
   Annualized Portfolio Yield                                                  13.358%

Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                                        53,983,716.83
   30 - 59 days (Del Stat 1) (%)                                                 3.93%
   60 - 89 days (Del Stat 2) ($)                                        26,938,177.96
   60 - 89 days (Del Stat 2) (%)                                                 1.96%
   90+ days (Del Stat 3+)($)                                            91,095,676.06
   90+ days (Del Stat 3+)(%)                                                     6.64%
        Total ($)                                                      172,017,570.85
        Total (%)                                                               12.53%

Collections
   Principal (discount applied)                                         71,240,126.14
   Finance Charge (discount applied)                                    20,267,572.53
   Other                                                                         0.00
   Allocated Recoveries                                                    729,929.49
   Total                                                                92,237,628.16

Aggregate Principal Shortfalls for Group 1                                       0.00

Adjustment Payments                                                              0.00
Transfer Deposit Amount                                                          0.00

Charge-Off Activity
   Defaulted Receivables                                                 6,544,000.25
   Defaulted Receivables Repurchased Pursuant to Article 2.07                    0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03                    0.00
   Defaulted Amount                                                      6,544,000.25

*** Reallocated Investor Finance Charge and Administrative Collections ***

Reallocated Investor Finance Charge and Administrative Collections       6,235,228.56
Investor Defaulted Amount                                                1,889,939.11
Series Adjusted Portfolio Yield                                                13.905%

*** Class A Invested Percentage Allocations ***

Class A Invested Percentage                                                82.0000000%
Fixed Class A Invested Percentage                                          82.0000000%

Class A Monthly Interest (Due) [Section 4.08(a)]                         1,998,750.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                         0.00
Class A Additional Interest (Due) [Section 4.08(a)]                              0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]                      0.00
Class A Investor Default Amount                                          1,549,750.07
Allocable Servicing Fee (Due) [Section 3]                                  625,000.00
Previously unpaid Allocable Servicing Fee                                        0.00

Class A Required Amount [Section 4.10 (a)]                                       0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)            0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]                   0.00
     From Subordinated Principal Collections [Section 4.15(a)]                   0.00
     Total ("Funded Class A Required Amount")                                    0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]        5,112,887.42
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                  939,387.35
Funded Class A Required Amount                                                   0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicin            0.00
Total Available for Class A Invested Percentage Allocations              4,173,500.07

Class A Monthly Interest (Paid)                                          1,998,750.00
Overdue Class A Monthly Interest (Paid)                                          0.00
Class A Additional Interest (Paid)                                               0.00
Overdue Class A Additional Interest (Paid)                                       0.00
Reimb. of Class A Investor Default Amount (Paid)                         1,549,750.07
Allocable Servicing Fee (Paid)                                             625,000.00
Previously unpaid Allocable Servicing Fee (Paid)                                 0.00

Class A Interest Shortfall                                                       0.00
Class A Additional Interest Shortfall                                            0.00
                                                                                 0.00%
*** Class B Invested Percentage Allocations ***

Class B Invested Percentage                                                 6.0000000%
Fixed Class B Invested Percentage                                           6.0000000%

Class B Monthly Interest (Due) [Section 4.08(b)]                           150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                         0.00
Class B Additional Interest (Due) [Section 4.08(b)]                              0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]                      0.00
Class B Investor Default Amount                                            113,396.35

Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest                  0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                              0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                    0.00
     From Subordinated Principal Collections allocable to the Collate            0.00
     Total Funded                                                                0.00

Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                        113,396.35
     From Cash Collateral Account Withdrawl [Section 4.14(b)]                    0.00
     From Subordinated Principal Collections allocable to the Collate            0.00
     Total Funded                                                          113,396.35
                                                                                    0
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]          374,113.71
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]                  224,113.71
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:                 0.00
Funded Class B Default Amount                                              113,396.35
Total Available for Class B Floating Allocations                           263,396.35

Class B Monthly Interest (Paid)                                            150,000.00
Overdue Class B Monthly Interest (Paid)                                          0.00
Class B Additional Interest (Paid)                                               0.00
Overdue Class B Additional Interest (Paid)                                       0.00
Reimbursement Class B Investor Default Amount (Paid)                       113,396.35

Class B Interest Shortfall                                                       0.00
Class B Addtional Interest Shortfall                                             0.00

*** Collateral Invested Percentage Allocations ***

Collateral Invested Percentage                                             12.0000000%
Fixed Collateral Invested Percentage                                       12.0000000%

Collateral Monthly Interest (Due) [Section 4.08(c)]                        265,781.20
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]                      0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                           0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]                   0.00
Collateral Investor Default Amount                                         226,792.69

Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)      748,227.43
Amount that constitutes Excess FC&A [Section 4.11(b-1)]                    748,227.43
From Excess Reallocated FC&A to Fund Collateral Investor Default Amou      226,792.69
Total Available for Collateral Invested Percentage Allocations             226,792.69

Collateral Monthly Interest (Paid)                                         265,781.20
Overdue Collateral Monthly Interest (Paid)                                       0.00
Collateral Additional Interest (Paid)                                            0.00
Overdue Collateral Additional Interest (Paid)                                    0.00
Reimbursement of Collateral Default Amount (Paid)                          226,792.69

Collateral Interest Shortfall                                                    0.00
Collateral Additional Interest Shortfall                                         0.00

Series 1994-2 Monthly Interest
    Collateral Rate Cap                                                     6.6445300%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)              265,781.20
    Series 1994-2 Monthly Interest                                       2,414,531.20

*** Reimbursement of Shortfalls ***

Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]                939,387.35
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]                224,113.71
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)]      748,227.43
         Total                                                           1,911,728.49
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]                       0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13            0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                                 0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.      113,396.35
    Allocated to reimburse Class B Invested Amount reductions [Sectio            0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]             265,781.20
    Allocated to unpaid Allocated Servicing Fee from previous periods            0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(h)]      226,792.69
    Allocated to reimburse Collateral Invested Amount reductions [Sec            0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]                   0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(k)]     1,305,758.25

Subordinated Principal Collections [Section 4.15]                        3,703,409.11
   Allocated to Class A Required Amount [Section 4.15(a)]                        0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                                 0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.            0.00


*** Amortization Allocations ***

Accumulation Period Determination
    Required Aggregate Accumulation Amount                           N/A
    Accumulation Period Amount                                       N/A
    Accumulation Period Length                                       N/A
         Accumulation Period?                                        NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test          Not Triggered
   Other Amortization Events                                         Not Triggered
Transaction Period                                                   REVOLVING

Principal Allocation Percentage                                            57.7609731%

Available Investor Principal Collections
     Investor Principal Collections                                     19,768,702.05
     Subordinated Principal Collections                                          0.00
     Series Allocable Miscellaneous Payments                                     0.00
     Series 1994-2 Excess Principal Collections                                  0.00
     [Subordinated Series Reallocated Principal Collections]                     0.00
  Available Investor Principal Collections                              19,768,702.05

Collateral Principal Collections                                         2,695,732.09

Class A Controlled Amortization Amount                                           0.00
Class A Controlled Distribution Amount                                           0.00
Class A Monthly Principal (Due) [Section 4.09(a)]                                0.00
Class A Monthly Principal (Paid)                                                 0.00
Class A Deficit Controlled Amortization Amount                                   0.00

Total Available to Pay Class B Monthly Principal                        19,768,702.05
Class B Controlled Amortization Amount                                           0.00
Class B Controlled Distribution Amount                                           0.00
Class B Monthly Principal (Due) [Section 4.09(b)]                                0.00
Class B Monthly Principal (Paid)                                                 0.00
Class B Deficit Controlled Amortization Amount                                   0.00

Available Investor Prin. Collecions (after paying A &B)                 19,768,702.05

Collateral Monthly Principal (Due) [Section 4.09(c)]                             0.00
Collateral Monthly Principal (Paid)                                              0.00

Series 1994-2 Principal Shortfall                                                0.00
Trust Excess Principal Collections                                      22,464,434.14


*** Funding Accounts ***

Principal Funding Account deposit                                                0.00
Withdraw of Funded Deficit Controlled Amortization Amount                        0.00
Withdraw of Excess (Paid to Seller)                                              0.00
Principal Funding Account Balance                                                0.00

Funded Deficit Controlled Amortization Amount                                    0.00

[ Class B Principal Funding Account deposits                                     0.00
 Principal Distributed to Class B Certificateholders                             0.00
 Class B Principal Funding Account Balance                           N/A

 Class A Interest Payment/Deposit
   from Collection Account                                               1,998,750.00
   from Principal Funding Account                                                0.00
   Paid to Class A Certificateholders                                    1,998,750.00
   Interest Funding Account Balance                                              0.00

 Class B Interest Payment/Deposit
   from Collection Account                                                 150,000.00
   from Principal Funding Account                                                0.00
   Paid to Class B Certificateholders                                      150,000.00
   Interest Funding Account Balance]                                             0.00

Class A Investor Charge-Offs                                                     0.00
Reimbursement of Class A Investor Charge-Offs                                    0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                             0.00

Reduction of Class B Invested Amount (Other than Class B ICO)                    0.00
Class B Investor Charge-Offs                                                     0.00
Reimbursement of Class B Investor Charge-Offs                                    0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions              0.00

Reduction of the Collateral Invested Amount (Other than Collateral CO            0.00
Collateral Charge-Offs                                                           0.00
Reimbursement of Collateral Invested Amount reductions                           0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions                    0.00
Previous month's ending Collateral Invested Amount                      45,000,000.00
Current Month's ending Collateral Invested Amount                       45,000,000.00

Unpaid current Allocated Servicing Fee                                           0.00
Reimbursement of unpaid Allocated Servicing Fee                                  0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                             0.00

Total Distributions to Class A, B, CIA  (principal and interest and d    4,304,470.31

*** Receivables Outstanding & Invested Amounts ***

Principal Receivables outstanding [Last Month]                       1,110,429,993.16
Average Principal outstanding based upon additional accounts         1,298,454,579.61
Principal Receivables outstanding [End of Month]                     1,254,885,329.03
Finance Charge and Administrative Receivables outstanding              117,933,954.18

Class A Invested Amount                                                307,500,000.00
Class B Invested Amount                                                 22,500,000.00
Collateral Invested Amount                                              45,000,000.00
Invested Amount                                                        375,000,000.00

Series Adjusted Invested Amount                                        375,000,000.00
    Revolving or Accumulation Period                                   375,000,000.00
    Controlled Amortization  Period                                  N/A
        Seller Specified Numerator                                               0.00
        125% Amount                                                              0.00
    Early Amortization  Period                                       N/A

Series Required Seller Amount                                           37,500,000.00
Required Collateral Amount                                              45,000,000.00
Available Collateral Amount                                             45,000,000.00

Class A Certificate Balance                                            307,500,000.00
Class B Certificate Balance                                             22,500,000.00


*** Cash Collateral Account ***

Cash Collateral Account [Section 4.14]
   Begin Balance                                                                 0.00
   Deposit of Excess Collections                                                 0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                                0.00
      To reimburse Class A Investor Charge-Offs                                  0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount                                                 0.00
      To fund the Class B Investor Default Amount                                0.00
      To reimburse Class B Invested Amount reductions                            0.00
             Total                                                               0.00
   Deposit of Collateral Monthly Principal                                       0.00
   Net Available                                                                 0.00
   Required Cash Collateral Amount                                               0.00
   Collateral Surplus                                                            0.00
   Cash Collateral Account Surplus                                               0.00
   End Balance                                                                   0.00

Collateral Surplus (Prime)                                                       0.00
Cash Collateral Account Surplus (Prime)                                          0.00


*** Application of Funds Pursuant to the Collateral Agreement ***

Available Funds
     Available Funds
                    Collateral Interest (Libor + 1.00%)                    265,781.20
                     Excess from allocation model                        1,305,758.25
                     Earnings on Cash Collateral Account                         0.00
                     Earnings on Spread Account, principal retention,            0.00
     Available Non-Principal Funds                                       1,571,539.45
     Available Principal Funds                                                   0.00

Interest Due on the CA Investor Principal Balance (rate in fee letter      247,781.20
Fees, expenses and other amounts due                                             0.00

Application of Available Funds
     Application of Available Non-Principal Funds [CA Section 2.10(a)]
          Payment of Interest [CA Section 2.10(a)(i)]                      247,781.20
          Payment of CA Investor Charge-offs [CA Section 2.10(a)(ii)]            0.00
          Payment of fees, expenses and other amounts [CA Section 2.10(a)(iii)]
          Payment to reduce CA Investor Princ. Bal. to Target Amount, pursuant to  CA
          Deposit to Non-Principal Retention Account [CA Section 2.10 (a) (iv)]
          Allocated to cover the Spread Account Deficiency [CA Section 2.10(a)(v)]
          Remaining Funds to be Paid to HRSI Funding (CA Residual Int    1,323,758.25

     Application of Available Principal Funds [CA Section 2.10(b)]
          Payment to reduce CA Investor Principal Balance [CA Section            0.00
          Payment cover remaining CA Investor Charge-offs [CA Section            0.00
          Payment cover deficiencies of Non-Principal Applications, pursuant to CA Sec
               Payment of unpaid Interest                                        0.00
               Payment of unpaid CA Investor Charge-offs                         0.00
               Payment of unpaid fees, expenses and other amounts                0.00
          Deposit to the Principal Retention Account (during early am            0.00
          Remaining Funds to be Paid to HRSI Funding (CA Residual Int            0.00

Withdrawls from the Spread Account, pursuant to Section 2.11(b)
          Payment of Interest                                                    0.00
          Payment of CA Investor Charge-offs                                     0.00
          Payment of fees, expenses and other amounts                            0.00
          Payment to reduce CA Investor Princ. Balance to Target Amou            0.00
          Excess Spread Amount over Spread Cap                                   0.00

Current Excess Spread                                                    1,323,758.25
Monthly Excess Spread Percentage                                                 4.24%
Bi-Monthly Excess Spread Percentage                                              5.53%
Quarterly Excess Spread Percentage                                               6.11%
Semi-Annual Excess Spread Percentage                                             7.33%
CA Investor Interest                                                    45,000,000.00
CA Investor Target Invested Amount                                      45,000,000.00
CA Investor Principal Balance                                           45,000,000.00
CA Investor Invested Amount                                             45,000,000.00
CA Investor Charge-offs                                                          0.00
CA Investor Percentage (after dist. this month)                                100.00%

CA Residual Interest (after dist. this month)                                    0.00
CA Residual Invested Amount (after dist. this month)                             0.00
CA Residual Target                                                               0.00

Spread Account
     Overall Spread Account Cap                                                  0.00
          Merchant Concentration Spread Account Cap                              0.00
          Quarterly Excess Spread Cap                                            0.00
     Spread Account Withdrawls                                                   0.00
     Spread Account Deposits - calculated                                        0.00
     Spread Account Amount - calculated                                          0.00
     Spread Account Deficiency                                                   0.00

    Spread Account Amount (actual deposit/withdrawal  based on old model)
   Cumulative Difference between Actual Deposit/Withdrawal and What Should Have Been D
   Spread Account Deposit/Withdrawal Adjustment
   Spread Account Amount (based on old incorrect model)



     Principal Retention Account                                                 0.00
     Non-Principal Retention Account                                             0.00


****************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2  21-Jan-97
****************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                 6.500000
   2. Principal distribution per $1,000 interest                             0.000000
   3. Interest distribution per $1,000 interest                              6.500000

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                             92,237,628.16
      (b) Collections of Finance Charge & Administrative Receivables    20,997,502.02
      (c) Collections of Principal                                      71,240,126.14

   2. Allocation of Receivables
      (a) Class A Invested Percentage                                      82.0000000%
      (b) Principal Allocation Percentage                            N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                  N/A
      (b) Total amount on deposit in Principal
          Funding Account                                            N/A

   4. Delinquent Balances            (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                              53,983,716.83
                                    (%)                                          3.93%
      (b) 60 - 89 days (Del Stat 2) -- ($)                              26,938,177.96
                                     (%)                                         1.96%
      (c) 90+ days (Del Stat 3+) -- ($)                                 91,095,676.06
                                               (%)                               6.64%

   5. Class A Investor Default Amount                                    1,549,750.07


CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                           0.000000
      (b) The amount of Item 6(a) per $1,000 interest                        0.000000
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                               0.000000
      (d) The amount of Item 6(c) per $1,000 interest                        0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date                 0.000000

   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                             625,000.00

   8. Deficit Controlled Amortization Amount for such Payment Date               0.00

C. Class A Pool Factor                                                     1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                    1,254,885,329.03

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period          117,933,954.18

E. Class B Certificates

   1. Class B Invested Amount as of the end of the Payment Date         22,500,000.00

   2. Available Collateral Invested Amount as of the end of the Payme   45,000,000.00


***************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
***************************************************************************

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                                 6.666667
   2. Principal distribution per $1,000 interest                             0.000000
   3. Interest distribution per $1,000 interest                              6.666667

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                             92,237,628.16
      (b) Collections of FC&A                                           20,997,502.02
      (c) Collections of Principal                                      71,240,126.14

   2. Allocation of Receivables
      (a) Class B Invested Percentage                                       6.0000000%
      (b) Principal Allocation Percentage                            N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                                            NA
      (b) Total amount on deposit in Principal
          Funding Account                                                          NA

   4. Delinquent Balances                        (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                              53,983,716.83
                                    (%)                                          3.93%
      (b) 60 - 89 days (Del Stat 2) -- ($)                              26,938,177.96
                                     (%)                                         1.96%
      (c) 90+ days (Del Stat 3+) -- ($)                                 91,095,676.06
                                               (%)                               6.64%

   5. Class B Investor Default Amount                                      113,396.35


CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                       0.000000
      (b) The amount of Item 6(a) per $1,000 interest                        0.000000
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                          0.000000
      (d) The amount of Item 6(c) per $1,000 interest                        0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date                 0.000000

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                                0.000000
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                           0.00%

   8. Available Collateral Invested Amount                              45,000,000.00

   9. Deficit Controlled Amortization Amount for such Payment Date               0.00

C. Class B Pool Factor                                                     1.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                                    1,254,885,329.03

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period          117,933,954.18
